UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SOUTHLAND HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V71103-P32436 SOUTHLAND HOLDINGS INC 1100 KUBOTA DR GRAPEVINE, TX 76051 SOUTHLAND HOLDINGS INC 2025 Annual Meeting Vote by June 12, 2025 11:59 PM ET You invested in SOUTHLAND HOLDINGS INC and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 13, 2025. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 13, 2025 9:30 AM CDT Virtually at: www.virtualshareholdermeeting.com/SLND2025

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V71104-P32436 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Approve the declassification of our Board of Directors by amending our (1) Second Amended and Restated Certificate of Incorporation and (2) Amended and Restated Bylaws. For 2. Election of Class II Directors for a three-year term expiring 2028, or if Proposal 1 is approved, a one-year term expiring 2026. Nominees: 2a. Izzy Martins For 2b. Rudy Renda For 3. Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

*Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V71105-P32451 Vote Virtually at the Meeting* June 13, 2025 9:30 AM CDT Virtually at: www.virtualshareholdermeeting.com/SLND2025 SOUTHLAND HOLDINGS INC 2025 Annual Meeting Vote by June 12, 2025 11:59 PM ET You invested in SOUTHLAND HOLDINGS INC and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 13, 2025. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com V71106-P32451 Voting Items Board Recommends SOUTHLAND HOLDINGS INC 2025 Annual Meeting Vote by June 12, 2025 11:59 PM ET 1. Approve the declassification of our Board of Directors by amending our (1) Second Amended and Restated Certificate of Incorporation and (2) Amended and Restated Bylaws. For 2. Election of Class II Directors for a three-year term expiring 2028, or if Proposal 1 is approved, a one-year term expiring 2026. Nominees: 2a. Izzy Martins For 2b. Rudy Renda For 3. Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.